CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Reserve Bancorp, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2002 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, Richard A. Sinewe, President, and Robert B. Kastan, Principal Financial and Accounting Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Richard A. Sinewe                        /s/ Robert B. Kastan
--------------------------------             -----------------------------------
Richard A. Sinewe                            Robert B. Kastan
President                                    Treasurer/Controller
(Principal Executive Officer)                (Principal Financial and Accounting
                                               Officer)



August 9, 2002